FULL HOUSE RESORTS, INC.
                     --------------------------------------
                             STOCK OPTION AGREEMENT

                   1. GRANT OF OPTION. Effective the third day of March, 1997, Full House Resorts, Inc., a Delaware corporation (the "Company"), hereby grants to Allen E. Paulson (the "Optionee") a non-qualified stock option (the "Option") to acquire 250,000 shares (the "Shares") of Common Stock, $0.01 par value per share (the "Common Stock").

                   2. EXERCISE PRICE. The exercise price per share of the Shares subject to this Option is $3.375.

                   3. EXERCISABILITY OF OPTION. The Option is immediately exercisable with respect to 50,000 Shares. Commencing on April 9, 1997 and on each of the three succeeding anniversaries of that date and so long as the Optionee has continuously been in the service of the Company as a director from the date of grant, the Optionee shall become entitled to exercise the Option with respect to an additional 50,000 Shares. Notwithstanding the foregoing, any remaining portion of the Option shall become immediately fully exercisable:

                           (a) if there occurs any transaction (which shall
                  include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (b) if the stockholders of the Company shall approve
                  a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (c) if the stockholders of the Company shall approve
                  a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                   4. EXERCISE OF OPTIONS. The Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Company's Board of Directors (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board, the option price of any Shares purchased shall be paid (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by authorization for the Company to withhold Shares issuable upon exercise of the Option, (6) by arrangement with a broker that is acceptable to the Board where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option Shares to the Company in payment of the Option price, or (7) any combination of the foregoing. The Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value (as defined below) on the date the Option is exercised. For purposes of this Option, "Fair Market Value" shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of transfer, unless the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be, if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or if such source is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither such source is applicable, then Fair Market Value shall be determined in good faith by the Board in a fair and uniform manner. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Option, and subject to applicable law, lend money to the Optionee, guarantee a loan to the Optionee, or otherwise assist the Optionee to obtain the cash necessary to exercise all or a portion of the Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof.

                  5. TERMINATION OF OPTION. This Option shall terminate, and in no event be exercisable, after March 2, 2007. In addition, any unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (a) 90 days after the date on which the Optionee's
                  service as a director of the Company is terminated for any reason other than as set forth in subsections

                  (b), (c) and (d) immediately below;

                           (b) immediately upon the termination of the
                  Optionee's service as a director for "Cause", which shall mean for purposes of this Option the termination of the Optionee's service as a director for reason of the Optionee's willful misconduct or gross negligence.

                           (c) twelve months after the date on which the
                  Optionee's service as a director is terminated by reason of mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Board; or

                           (d) (i) twelve months after the date of the
                  Optionee's death or (ii) three months after the date of the Optionee's death if such death shall occur during the twelve month period specified in Subsection (c) hereof.

         Notwithstanding the foregoing, the Board or the Board in its sole discretion may by giving written notice (the "Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 3(a), (b) or (c) hereof, any Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  6. ADJUSTMENT OF SHARES

                  (a) If at any time while an unexercised portion of the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to the Option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

                  (b) The Board may change the terms of the Option when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 3(a), (b), or (c) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to the Option.

                  (d) Without limiting the generality of the foregoing, the existence of the

Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise or would otherwise prohibit the registration of the Common Stock with the United States Securities and Exchange Commission.

                  7. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Option, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of the Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
                  the Company, at the time any portion of the Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
                  be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

                   8. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of Shares to the Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

                   9. TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act 1934, as amended (the "Exchange Act"), or would otherwise prohibit the registration of the Common Stock on Form S-8, the Option shall not be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. The Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case where the Option has been assigned or otherwise transferred with the Board's prior written consent, only by the assignee consented to by the Board.

                  (b) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no Shares acquired by the Optionee may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

                   10. SECTION 83(B) ELECTION. If as a result of exercising all or any part of this Option, an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), then such Optionee may elect under Section 83(b) of the Code to include in the Optionee's gross income, for the Optionee's taxable year in which the Shares are transferred to the Optionee, the excess of the Fair Market Value of such Shares at the time of transfer (determined without regard to any restriction other than one that by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the Section 83(b) election described above, the Optionee shall (i) make such election in a manner that the Board determines in its reasonable judgment to be satisfactory, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such tax withholding as the Board may reasonably require in its sole and absolute discretion.

                   11. LAW GOVERNING. This Agreement shall be governed in accordance with the internal laws of the State of Delaware.

                   12. INTERPRETATION. The Optionee accepts this Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising this Agreement.

                   13. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at Highway 85 South, P.O. Box 643, Deadwood, South Dakota 57732 or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

                  Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.

                                         FULL HOUSE RESORTS, INC.

                                         By:__________________________________
                                                  Robert L. Kelley, President

Accepted and Agreed:

OPTIONEE




_________________________________
         Allen E. Paulson

                            FULL HOUSE RESORTS, INC.
                     --------------------------------------
                             STOCK OPTION AGREEMENT

                  1. GRANT OF OPTION. Effective the third day of March, 1997, Full House Resorts, Inc., a Delaware corporation (the "Company"), hereby grants to William P. McComas (the "Optionee") a non-qualified stock option (the "Option") to acquire 250,000 shares (the "Shares") of Common Stock, $0.01 par value per share (the "Common Stock").

                  2. EXERCISE PRICE. The exercise price per share of the Shares subject to this Option is $3.375.

                  3. EXERCISABILITY OF OPTION. The Option is immediately exercisable with respect to 50,000 Shares. Commencing on April 9, 1997 and on each of the three succeeding anniversaries of that date and so long as the Optionee has continuously been in the service of the Company as a director from the date of grant, the Optionee shall become entitled to exercise the Option with respect to an additional 50,000 Shares. Notwithstanding the foregoing, any remaining portion of the Option shall become immediately fully exercisable:

                           (a) if there occurs any transaction (which shall
                  include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (b) if the stockholders of the Company shall approve
                  a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (c) if the stockholders of the Company shall approve
                  a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                   4. EXERCISE OF OPTIONS. The Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Company's Board of Directors (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board, the option price of any Shares purchased shall be paid (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by authorization for the Company to withhold Shares issuable upon exercise of the Option, (6) by arrangement with a broker that is acceptable to the Board where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option Shares to the Company in payment of the Option price, or (7) any combination of the foregoing. The Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value (as defined below) on the date the Option is exercised. For purposes of this Option, "Fair Market Value" shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of transfer, unless the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be, if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or if such source is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither such source is applicable, then Fair Market Value shall be determined in good faith by the Board in a fair and uniform manner. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Option, and subject to applicable law, lend money to the Optionee, guarantee a loan to the Optionee, or otherwise assist the Optionee to obtain the cash necessary to exercise all or a portion of the Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof.

                  5. TERMINATION OF OPTION. This Option shall terminate, and in no event be exercisable, after March 2, 2007. In addition, any unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (a) 90 days after the date on which the Optionee's
                  service as a director of the Company is terminated for any reason other than as set forth in subsections

                  (b), (c) and (d) immediately below;

                           (b) immediately upon the termination of the
                  Optionee's service as a director for "Cause", which shall mean for purposes of this Option the termination of the Optionee's service as a director for reason of the Optionee's willful misconduct or gross negligence.

                           (c) twelve months after the date on which the
                  Optionee's service as a director is terminated by reason of mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Board; or

                           (d) (i) twelve months after the date of the
                  Optionee's death or (ii) three months after the date of the Optionee's death if such death shall occur during the twelve month period specified in Subsection (c) hereof.

         Notwithstanding the foregoing, the Board or the Board in its sole discretion may by giving written notice (the "Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 3(a), (b) or (c) hereof, any Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  6. ADJUSTMENT OF SHARES

                  (a) If at any time while an unexercised portion of the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to the Option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

                  (b) The Board may change the terms of the Option when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 3(a), (b), or (c) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to the Option.

                  (d) Without limiting the generality of the foregoing, the existence of the

Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise or would otherwise prohibit the registration of the Common Stock with the United States Securities and Exchange Commission.

                  7. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Option, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of the Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
                  the Company, at the time any portion of the Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

                   8. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of Shares to the Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

                   9. TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act 1934, as amended (the "Exchange Act"), or would otherwise prohibit the registration of the Common Stock on Form S-8, the Option shall not be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. The Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case where the Option has been assigned or otherwise transferred with the Board's prior written consent, only by the assignee consented to by the Board.

                  (b) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no Shares acquired by the Optionee may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

                   10. SECTION 83(B) ELECTION. If as a result of exercising all or any part of this Option, an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), then such Optionee may elect under Section 83(b) of the Code to include in the Optionee's gross income, for the Optionee's taxable year in which the Shares are transferred to the Optionee, the excess of the Fair Market Value of such Shares at the time of transfer (determined without regard to any restriction other than one that by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the Section 83(b) election described above, the Optionee shall (i) make such election in a manner that the Board determines in its reasonable judgment to be satisfactory, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such tax withholding as the Board may reasonably require in its sole and absolute discretion.

                  11. LAW GOVERNING. This Agreement shall be governed in accordance with the internal laws of the State of Delaware.

                  12. INTERPRETATION. The Optionee accepts this Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising this Agreement.

                  13. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at Highway 85 South, P.O. Box 643, Deadwood, South Dakota 57732 or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

                  Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.

                                        FULL HOUSE RESORTS, INC.

                                        By:__________________________________
                                                 Robert L. Kelley, President

Accepted and Agreed:

OPTIONEE


_____________________________________
         William P. McComas

                            FULL HOUSE RESORTS, INC.
                     --------------------------------------
                             STOCK OPTION AGREEMENT

                  1. GRANT OF OPTION. Effective the third day of March, 1997, Full House Resorts, Inc., a Delaware corporation (the "Company"), hereby grants to Ronald K. Richey (the "Optionee") a non-qualified stock option (the "Option") to acquire 250,000 shares (the "Shares") of Common Stock, $0.01 par value per share (the "Common Stock").

                  2. EXERCISE PRICE. The exercise price per share of the Shares subject to this Option is $3.375.

                  3. EXERCISABILITY OF OPTION. Commencing on April 9, 1997 and on each of the four succeeding anniversaries of that date and so long as the Optionee has continuously been in the service of the Company as a director from the date of grant, the Optionee shall become entitled to exercise the Option with respect to an additional 50,000 Shares. Notwithstanding the foregoing, any remaining portion of the Option shall become immediately fully exercisable:

                           (a) if there occurs any transaction (which shall
                  include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (b) if the stockholders of the Company shall approve
                  a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (c) if the stockholders of the Company shall approve
                  a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                   4. EXERCISE OF OPTIONS. The Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Company's Board of Directors (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board, the option price of any Shares purchased shall be paid (1) in cash, (2) by certified or official bank check, (3) by money order,
(4) with Shares owned by the Optionee that have been owned by the

Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by authorization for the Company to withhold Shares issuable upon exercise of the Option, (6) by arrangement with a broker that is acceptable to the Board where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option Shares to the Company in payment of the Option price, or
(7) any combination of the foregoing. The Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value (as defined below) on the date the Option is exercised. For purposes of this Option, "Fair Market Value" shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of transfer, unless the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be, if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or if such source is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither such source is applicable, then Fair Market Value shall be determined in good faith by the Board in a fair and uniform manner. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Option, and subject to applicable law, lend money to the Optionee, guarantee a loan to the Optionee, or otherwise assist the Optionee to obtain the cash necessary to exercise all or a portion of the Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. The Optionee shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof.

                  5. TERMINATION OF OPTION. This Option shall terminate, and in no event be exercisable, after April 8, 2007. In addition, any unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (a) 90 days after the date on which the Optionee's
                  service as a director of the Company is terminated for any reason other than as set forth in subsections (b), (c) and (d) immediately below;

                           (b) immediately upon the termination of the
                  Optionee's service as a director for "Cause", which shall mean for purposes of this Option the termination of the Optionee's service as a director for reason of the Optionee's willful misconduct or gross negligence.

                           (c) twelve months after the date on which the
                  Optionee's service as a director is terminated by reason of mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Board; or

                           (d) (i) twelve months after the date of the
                  Optionee's death or (ii) three months after the date of the Optionee's death if such death shall occur during the twelve month period specified in Subsection (c) hereof.

         Notwithstanding the foregoing, the Board or the Board in its sole discretion may by giving written notice (the "Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 3(a), (b) or (c) hereof, any Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                  6. ADJUSTMENT OF SHARES

                  (a) If at any time while an unexercised portion of the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to the Option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

                  (b) The Board may change the terms of the Option when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 3(a), (b), or (c) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to the Option.

                  (d) Without limiting the generality of the foregoing, the existence of the Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise or would otherwise prohibit the registration of the Common Stock with the United States Securities and Exchange Commission.

                  7. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Option, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of the Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
                  the Company, at the time any portion of the Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

                   8. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of Shares to the Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

                   9. TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act 1934, as amended (the "Exchange Act"), or would otherwise prohibit the registration of the Common

Stock on Form S-8, the Option shall not be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. The Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case where the Option has been assigned or otherwise transferred with the Board's prior written consent, only by the assignee consented to by the Board.

                  (b) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no Shares acquired by the Optionee may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

                   10. SECTION 83(B) ELECTION. If as a result of exercising all or any part of this Option, an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), then such Optionee may elect under Section 83(b) of the Code to include in the Optionee's gross income, for the Optionee's taxable year in which the Shares are transferred to the Optionee, the excess of the Fair Market Value of such Shares at the time of transfer (determined without regard to any restriction other than one that by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the Section 83(b) election described above, the Optionee shall (i) make such election in a manner that the Board determines in its reasonable judgment to be satisfactory, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such tax withholding as the Board may reasonably require in its sole and absolute discretion.

                  11. LAW GOVERNING. This Agreement shall be governed in accordance with the internal laws of the State of Delaware.

                  12. INTERPRETATION. The Optionee accepts this Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising this Agreement.

                  13. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at Highway 85 South, P.O. Box 643, Deadwood, South Dakota 57732 or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

                  Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.

                                     FULL HOUSE RESORTS, INC.

                                     By:____________________________________
                                              Robert L. Kelley, President

Accepted and Agreed:

OPTIONEE


____________________________________
         Ronald K. Richey